UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2022

HANCOCK PARK CORPORATE INCOME, INC.
(Exact name of Registrant as specified in its charter)

Maryland	814-01185	81-0850535
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 S. Wacker Drive, Suite 2500 Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 734-2000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 1.01    Entry Into a Material Definitive Agreement.
Second Amended and Restated Expense Support and Conditional Reimbursement Agreement
On February 2, 2022, Hancock Park Corporate Income, Inc., a Maryland corporation (the “Company”) and OFS Capital Management, LLC, a Delaware limited liability company and the investment adviser of the Company (“OFS Adviser”), entered into a Second Amended and Restated Expense Support and Conditional Reimbursement Agreement (the “Second Amended Expense Support Agreement”) agreed to and accepted by CIM Capital IC Management, LLC, a Delaware limited liability company and the Company’s sub-adviser (“CIM Capital”). The Second Amended Expense Support Agreement is designed to ensure that no portion of the Company’s distribution to stockholders will be paid from proceeds of the offering of up to $200 million of shares of the Company’s common stock (the “Offering”), and will provide for expense reduction payments to the Company in any quarterly period in which the Company’s cumulative distributions to stockholders exceeds the Company’s cumulative distributable ordinary income and net realized gains (each an “Expense Support Payment”).
The Second Amended Expense Support Agreement also provides for reimbursement of the Expense Support Payments by the Company to OFS Adviser conditioned upon the Company’s maintenance of its historic distribution rate and the realization of an unsupported “other operating expenses” ratio below historic levels of supported expense ratios for the period(s) to be reimbursed. For this purpose, “other operating expenses” means all of the Company’s operating expenses, excluding organizational and offering expenses, base management fees and incentive fees, distribution and stockholder servicing fees, financing fees and interest, and brokerage commissions and extraordinary expenses. In addition, any payments required to be made to reimburse Expense Support Payments shall be eligible for reimbursement until such time as they have reached an age of three years. From August 3, 2020 through February 1, 2022, CIM Capital paid Expense Support Payments on behalf of the Company. As of February 2, 2022, pursuant to the Amended Expense Support Agreement, OFS Adviser will make Expense Support Payments.
At a meeting held on February 2, 2022, a majority of the directors who are independent directors of the Company and who are not “interested persons” of the Company, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved the Second Amended Expense Support Agreement in a vote in which only such directors participated.
The foregoing description of the Second Amended Expense Support Agreement is a summary and is qualified in its entirety by the terms of the Second Amended Expense Support Agreement, a copy of which is filed as Exhibit 10.1, to this Current Report on Form 8-K and incorporated by reference herein.

Item 1.02    Termination of a Material Definitive Agreement.

Sub-Advisory Agreement
On February 2, 2022, OFS Adviser and CIM Capital entered into an agreement (the “Termination Agreement”) to terminate the sub-advisory agreement dated as of August 3, 2020 (the “Sub-Advisory Agreement”) between OFS Adviser and CIM Capital, whereby CIM Capital provided sub-advisory services to the Company. Pursuant to the terms of Sub-Advisory Agreement, either party may terminate its participation in the Sub-Advisory Agreement at any time upon 30 days’ prior written notice to the other party (the “Termination Notice Period”). Pursuant to the Termination Agreement, OFS Adviser and CIM Capital agreed to terminate the Sub-Advisory Agreement as of February 2, 2022, notwithstanding the Termination Notice Period.
At a meeting held on February 2, 2022, a majority of the directors who are independent directors of the Company and who are not “interested persons” of the Company, as that term is defined in the 1940 Act, approved the termination of the Sub-Advisory Agreement in a vote in which only such directors participated. The foregoing description of the Termination Agreement is subject to and qualified in its entirety by reference to the full text of the Termination Agreement, a copy of which is filed as Exhibit 10.2, and the terms of which are incorporated herein by reference.

Item 8.01    Other Events.

Second Amended and Restated Dealer Manager Agreement
The Company previously entered into the Amended and Restated Dealer Management Agreement by and among the Company, OFS Adviser, International Asset Advisory, LLC, a Florida limited liability company (“IAA”) and CCO Capital, LLC, a Delaware limited liability company (“CCO Capital”), an affiliate of the Company and CIM Capital, dated August 3, 2020 (the “Prior Dealer Manager Agreement”). Pursuant to the Prior Dealer Manager Agreement, from August 3, 2020 through August 31, 2020, CCO Capital and IAA served as “co-dealer managers” and, effective September 1, 2020, IAA assigned and transferred all of IAA’s rights, obligations, interests and benefits under the Prior Dealer Manager

Agreement to CCO Capital. On February 2, 2022, the Company entered into a second amended and restated dealer manager agreement (the “Second Amended Dealer Manager Agreement”). The Second Amended Dealer Manager Agreement removes IAA as a dealer manager in the Offering.
Pursuant to the Second Amended Dealer Manager Agreement, CCO Capital will provide certain sales, promotional and marketing services to the Company in connection with the Offering, and the Company will pay CCO Capital an aggregate dealer manager fee of an amount up to 3.0% of the gross proceeds from sales of the Company’s common stock in the Offering (the “Dealer Manager Fee”). CCO Capital may, in its discretion, reallow a portion of the Dealer Manager Fee to participating broker-dealers in support of the Offering.
Under the terms of the Second Amended Dealer Manager Agreement, the Company has agreed to indemnify CCO Capital and any participating broker-dealers, and CCO Capital has agreed to indemnify the Company, against certain losses, claims, damages and liabilities, including but not limited to those arising out of, among other items, (i) any untrue statement or alleged untrue statement of a material fact contained in the private placement memorandum utilized in the Offering and (ii) the omission or alleged omission to state a material fact in the private placement memorandum that is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
At a meeting held on February 2, 2022, a majority of the directors who are independent directors of the Company and who are not “interested persons” of the Company, as that term is defined in the 1940 Act, approved the Second Amended Dealer Manager Agreement in a vote in which only such directors participated.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

10.1
Second Amended and Restated Expense Support and Conditional Reimbursement Agreement, dated as of February 2, 2022, by and between Hancock Park Corporate Income, Inc. and OFS Capital Management, LLC, and agreed to and accepted by CIM Capital IC Management, LLC.

10.2	Termination Agreement, dated as of February 2, 2022, by and between OFS Capital Management, LLC and CIM Capital IC Management, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hancock Park Corporate Income, Inc.

Date: February 2, 2022	By:	/s/ Bilal Rashid
Chief Executive Officer